Exhibit 10.23 - Contractor Agreement-F&M Merchant

INDEPENDENT CONTRACTOR AGREEMENT

This Independent Contractor Agreement ("Agreement") is entered into by F&M Merchant Group a Texas LLC ("Contractor) and Attitude Drink Company Inc.("Client") on November 1, 2008.

1.
Client agrees to engage Contractor to be their exclusive sales agent in the grocery, drug and mass classes of trade. Retailer exceptions are listed on exhibit A. The Contractor will also help plan, coordinate, and implement a sales strategy.

2.
Contractor agrees to perform the services consistent with Attitude Drink Company Inc. business customs and standards. However, Contractor retains the right to control or direct the details, manner and means by which he accomplishes the results Attitude Drink Company Inc. expects.

3.	In return for Contractor's services, Attitude Drink Company Inc. will pay him $5000.00 per month and a 5% commission on all net sales. Contractor agrees to submit an invoice the beginning of each month that will be due the 15th of that month for the service fee. Commissions will be due the end of the month the Client receives payment. Attitude Drink Company Inc. will also reimburse the Contractor for expenses incurred for Attitude Drink Company Inc. if they are agreed to in advance.

4.	Contractor retains the right to provide services to other individuals or companies except to the extent inconsistent with his/her obligations under this Agreement.

5.	As an independent contractor, Contractor is not an employee of Attitude Drink Company Inc. and is ineligible to participate in any employee benefit plan or program it provides employees.

6.	Contractor acknowledges that he is an independent contractor and retains full responsibility for complying with income reporting and other requirements imposed upon self-employed persons by federal, state and/or local tax laws. Because Contractor is an independent contractor, Attitude Drink Company Inc. will not make deductions from its payments to him for income taxes, social security, unemployment insurance, workers' compensation or other employment/payroll taxes.

7.
Attitude Drink Company Inc. will not provide insurance coverage to Contractor for work-related accidents, illnesses, damages or injuries arising out of or in connection with Contractor's independent contractor services. Therefore, Contractor is responsible for securing such insurance before beginning work. To the extent Contractor does not secure such insurance, he agrees to indemnify and hold Attitude Drink Company Inc. harmless from all claims for work-related accidents, illnesses, damages or injuries he may suffer.

8.
(a) The term of this Agreement shall begin effective November 1,2008 and shall terminate on October 31, 2009.
(b) Either party may terminate this Agreement, with or without cause, upon 30 days written notice to the other party.
(c) This agreement can automatically be extended effective for consecutive 6 month periods as both parties agree.

9.
Contractor warrants and represents that he has the right to enter into and perform his obligations under this Agreement. Contractor agrees to indemnify and hold Attitude Drink Company Inc. harmless from any damages (including reasonable attorneys' fees) arising out of any claim, action or proceeding inconsistent with his/her warranties or representations in this Agreement.

This Independent Contractor Agreement ("Agreement') is entered into by F&M Merchant Group a Texas LLC ("Contractor') and Attitude Drink Company Inc.("Client") on November 1, 2008.

Client agrees to engage Contractor to be their exclusive sales agent in the grocery, drug and mass classes of trade. Retailer exceptions are listed on exhibit A. The Contractor will also help plan, coordinate, and implement a sales strategy.

Contractor agrees to perform the services consistent with Attitude Drink Company Inc. business customs and standards. However, Contractor retains the right to control or direct the details, manner and means by which he accomplishes the results Attitude Drink Company Inc. expects.

In return for Contractors services, Attitude Drink Company Inc., will pay him $5000.00 per month and a 5% commission on all net sales. Contractor agrees to submit an invoice the beginning of each month that will be due the 15th of that month for the service fee. Commissions will be due the end of the month the Client receives payment. Attitude Drink Company Inc. will also reimburse the Contractor for expenses incurred for Attitude Drink Company Inc_ if they are agreed to in advance.

Contractor retains the right to provide services to other individuals or companies except to the extent inconsistent with his/her obligations under this Agreement.

As an independent contractor, Contractor is not an employee of Attitude Drink Company Inc. and is ineligible to participate in any employee benefit plan or program it provides employees.

Contractor acknowledges that he is an independent contractor and retains full responsibility for complying with income reporting and other requirements imposed upon self-employed persons by federal, state and/or local tax laws. Because Contractor is an independent contractor, Attitude Drink Company Inc. will not make deductions from its payments to him for income taxes, social security, unemployment insurance, workers' compensation or other employment/payroll taxes.

Attitude Drink Company Inc. will not provide insurance coverage to Contractor for work-related accidents, illnesses, damages or injuries arising out of or in connection with Contractors independent contractor services. Therefore, Contractor is responsible for securing such insurance before beginning work. To the extent Contractor does not secure such insurance, he agrees to indemnify and hold Attitude Drink Company Inc. harmless from all claims for work-related accidents, illnesses, damages or injuries he may suffer.

(a) The term of this Agreement shall begin effective November 1,2008 and shall terminate on October 31, 2009.
(b) Either party may terminate this Agreement, with or without cause, upon 30 days written notice to the other party.
(c) This agreement can automatically be extended effective for consecutive 6 month periods as both parties agree.

Contractor warrants and represents that he has the right to enter into and perform his obligations under this Agreement. Contractor agrees to indemnify and hold Attitude Drink Company Inc. harmless from any damages (including reasonable attorneys' fees) arising out of any claim, action or proceeding inconsistent with his/her warranties or representations in this Agreement.

Contractor agrees to keep confidential all materials relating to Attitude Drink Company Inc. which are provided to him and that no divulgence of any such materials shall be made by him unless permission is obtained.

This Agreement will be binding upon and inure to the benefit of Contractor's heirs, executors, administrators or assigns and Attitude Drink Company Inc. successors or assigns. Attitude Drink Company Inc. may assign this Agreement in whole or in part, but such assignment shall not affect any obligation to Contractor. Contractor may assign any net sums due or to become due to him pursuant to this Agreement, but he may not assign any of his other rights or obligations,

This Agreement constitutes the whole agreement between the parties with respect to the services, merging all previous understandings and representations concerning this subject matter, and may not be modified except by a written agreement signed by Contractor and an officer of Attitude Drink Company Inc. Inc.

/s/ George Fiscus
George Fiscus	Jack Shea
Managing Partner	Executive VP Sales
F&M Merchant Group	Attitude Drink Company Inc.

10/29/08	October 16, 1008
Date	Date

INDEPENDENT CONTRACTOR AGREEMENT

10.
Contractor agrees to keep confidential all materials relating to Attitude Drink Company Inc. which are provided to him and that no divulgence of any such materials shall be made by him unless permission is obtained.

11.
This Agreement will be binding upon and inure to the benefit of Contractor's heirs, executors, administrators or assigns and Attitude Drink Company Inc. successors or assigns. Attitude Drink Company Inc. may assign this Agreement in whole or in part, but such assignment shall not affect any obligation to Contractor. Contractor may assign any net sums due or to become due to him pursuant to this Agreement, but he may not assign any of his other rights or obligations.

12.
This Agreement constitutes the whole agreement between the parties with respect to the services, merging all previous understandings and representations concerning this subject matter, and may not be modified except by a written agreement signed by Contractor and an officer of Attitude Drink Company Inc. Inc.

/s/ Jack Shea
Jeff Manning	Jack Shea
Managing Partner	Executive VP Sales
F&M Merchant Group	Attitude Drink Company Inc.

October 16, 1008
Date	Date